Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               6.3240%



        Excess Protection Level
          3 Month Average   5.09%
          December, 1997   5.08%
          November, 1997   4.85%
          October, 1997   5.34%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.53%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $ 34,934,847,924.76


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,643,513,406.27